EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS
--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------
JUDGE:  BARBARA J. HOUSER
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                    1/31/01
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                              TITLE

KEVIN K. CRAIG                                               1/31/01
---------------------------------------             ----------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------


------------------------------------
COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                         MONTH                      MONTH                  MONTH
                                               SCHEDULE   --------------------------------------------------------------------------
ASSETS                                          AMOUNT               OCTOBER, 2000              NOVEMBER, 2000       DECEMBER, 2000
------------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                          $16,904                 $20,628                   $21,578                 $20,824
------------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0                      $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                 $16,904                 $20,628                   $21,578                 $20,824
------------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)              $29,303,045             $13,024,107               $14,337,193             $60,136,013
------------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $1,508,508              $2,808,584                $2,419,148              $3,299,935
------------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                      $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                        $2,294,717             $19,178,545               $21,783,033             $15,247,377
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $111,256,463            ($44,672,920)             ($46,754,527)           ($61,924,601)
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $144,379,636             ($9,641,056)              ($8,193,575)            $16,779,548
------------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT           $166,772,560            $217,508,349              $217,295,496            $208,636,080
------------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                        $0             $51,878,276               $51,188,137             $50,224,636
------------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $166,772,560            $165,630,073              $166,107,359            $158,411,444
------------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0              $4,220,037                $4,206,850              $3,572,846
------------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                      $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $311,152,196            $160,209,054              $162,120,634            $178,763,838
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                $4,357,039                $8,009,017              $3,643,855
------------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                     $226,700                  $284,286                $289,995
------------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                           $0                  $925,000                $900,000
------------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                       $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                            $0                $8,465,438              $8,326,195
------------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                             $9,548,468                $5,028,842             $26,068,195
------------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                    $14,132,207               $22,712,583             $39,228,240
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                   $29,350,000               $29,350,000             $27,100,000
------------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                           $2,177,962                      $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $184,252,878             $30,473,790               $30,185,978             $30,185,978
------------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0             $20,075,979               $20,024,758             $20,360,550
------------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $186,430,840             $79,899,769               $79,560,736             $77,646,528
------------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $186,430,840             $94,031,976              $102,273,319            $116,874,768
------------------------------------------------------------------------------------------------------------------------------------
                       EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                     $69,645,449               $69,645,449             $69,645,449
------------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                               ($3,468,371)              ($9,798,134)            ($7,756,379)
------------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                                    $0                        $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0             $66,177,078               $59,847,315             $61,889,070
------------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $186,430,840            $160,209,054              $162,120,634            $178,763,838
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
-------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH                  MONTH                  MONTH
                                           --------------------------------------------------------------------      QUARTER
REVENUES                                        OCTOBER, 2000         NOVEMBER, 2000         DECEMBER, 2000           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                            $15,743,416            $15,352,722            $56,542,747        $87,638,885
-------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                          $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                               $15,743,416            $15,352,722            $56,542,747        $87,638,885
-------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                           $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                       $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                    $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                           $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                              $15,743,416            $15,352,722            $56,542,747        $87,638,885
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER COMPENSATION                $32,291                $32,291                $32,291            $96,873
-------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                   $1,410,441             $1,342,905             $3,322,770         $6,076,116
-------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                               $2,577,341             $2,503,385             $2,714,012         $7,794,738
-------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                       $13,452,447            $13,651,432            $40,181,907        $67,285,786
-------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                  $17,472,520            $17,530,013            $46,250,980        $81,253,513
-------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                          ($1,729,104)           ($2,177,291)           $10,291,767         $6,385,372
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                   $0                ($1,762)               ($2,113)           ($3,875)
-------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                  $0                     $0                 $2,940             $2,940
-------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                             $566,251               $451,382               $508,157         $1,525,790
-------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                           $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                  $13,188                $13,188                $13,188            $39,564
-------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                          $240,725             $7,909,507             $5,917,022        $14,067,254
-------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                  $820,164             $8,372,315             $6,439,194        $15,631,673
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                  $0                     $0               $449,400           $449,400
-------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                  $0                     $0                   $250               $250
-------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                $0                     $0                     $0                 $0
-------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                      $0                     $0               $449,650           $449,650
-------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                ($1,020,007)           ($4,219,843)            $1,361,170        ($3,878,680)
-------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                         ($1,529,261)           ($6,329,763)            $2,041,753        ($5,817,271)
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
------------------------------------

------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH                   MONTH                  MONTH
CASH RECEIPTS AND                              -------------------------------------------------------------------       QUARTER
DISBURSEMENTS                                     OCTOBER, 2000           NOVEMBER, 2000       DECEMBER, 2000             TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                      $20,999                  $20,628              $21,578                $20,999
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                          $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                         $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                               $14,344,857              $12,215,082          $13,358,547            $39,918,486
----------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                   $14,344,857              $12,215,082          $13,358,547            $39,918,486
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                      $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                      $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                       ($14,345,228)            ($12,214,132)        ($13,359,301)          ($39,918,661)
----------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS              ($14,345,228)            ($12,214,132)        ($13,359,301)          ($39,918,661)
----------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                   ($371)                    $950                ($754)                 ($175)
----------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                           $20,628                  $21,578              $20,824                $20,824
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                         $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                  $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                       $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                           $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                           $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                           $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                 $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                    $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                              $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                       $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                               $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                            $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                         $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                 $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                       $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                   $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                   $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                 $0                       $0                                          $0
----------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                       $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                 $0                       $0                   $0                     $0
----------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                    ($371)                    $950                ($754)                 ($175)
----------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                            $20,628                  $21,578              $20,824                $20,824
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-4
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         MONTH                  MONTH                 MONTH
                                                SCHEDULE       -----------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT               OCTOBER, 2000         NOVEMBER, 2000        DECEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                     $27,808,237              $9,668,192           $10,755,762           $57,844,363
--------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                       $648,873                $809,259              ($20,224)              $55,740
--------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                       $923,454                ($80,208)               $1,771              ($20,777)
--------------------------------------------------------------------------------------------------------------------------------
4.     91+                                         ($77,519)             $1,147,186            $1,405,087            $1,401,866
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                $29,303,045             $11,544,429           $12,142,396           $59,281,192
--------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
--------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                $29,303,045             $11,544,429           $12,142,396           $59,281,192
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH: DECEMBER, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                      0-30                  31-60                  61-90                   91+
TAXES PAYABLE                         DAYS                   DAYS                  DAYS                   DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                             $0                 $0                     $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
2.     STATE                         $289,994                 $0                     $0                    $0              $289,994
------------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                  $0                     $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                    $0                     $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE           $289,994                 $0                     $0                    $0              $289,994
------------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE            $1,947,919           $203,138               $281,918            $1,210,880            $3,643,855
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MONTH: DECEMBER, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING                AMOUNT                                       ENDING
                                                      TAX                WITHHELD AND/             AMOUNT                  TAX
FEDERAL                                            LIABILITY*             0R ACCRUED                PAID                LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                       $0              $1,896,529            $1,896,529                    $0
----------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                     $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                     $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                        $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                              $0                      $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                 $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                 $0              $1,896,529            $1,896,529                    $0
----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                         $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                               $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                        $284,286                  $5,708                                    $289,994
----------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                        $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                       $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                   $0                $124,118              $124,118                    $0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                 $0                                                                  $0
----------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                           $284,286                $129,826              $124,118              $289,994
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                   $284,286              $2,026,355            $2,020,647              $289,994
----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-5
------------------------------------

------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                         MONTH: DECEMBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                             Account #1          Account #2      Account #3
--------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                                      Bank One
----------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                           100130152                                             TOTAL
----------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                        Operating Account
--------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                            $0                                              $0
--------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                                      $0                                              $0
--------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                          $0                                              $0
--------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                               $0                                              $0
--------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                           $0              $0              $0              $0
--------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF             TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                    PURCHASE           INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                     $0              $0
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                 $20,824
--------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                        $20,824
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: DECEMBER 2000

-----------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------
                                     INSIDERS
----------------------------------------------------------------------------
                          TYPE OF                AMOUNT         TOTAL PAID
          NAME            PAYMENT                PAID            TO DATE
----------------------------------------------------------------------------
1.   Clark Stevens      Salary                    $16,458          $122,915
----------------------------------------------------------------------------
2.   Donny Scott        Salary                    $15,833           $91,665
----------------------------------------------------------------------------
3.   Susan Hawley       Salary                         $0           $41,667
----------------------------------------------------------------------------
4.
----------------------------------------------------------------------------
5.
----------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                  $32,291          $256,247
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                                TOTAL
                           ORDER AUTHORIZING         AMOUNT           AMOUNT          TOTAL PAID        INCURRED
            NAME                PAYMENT             APPROVED           PAID             TO DATE        & UNPAID *
---------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                         $0                $0                $0              $0
---------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
-----------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------
                                                      SCHEDULED          AMOUNTS
                                                       MONTHLY            PAID              TOTAL
                                                       PAYMENTS          DURING            UNPAID
               NAME OF CREDITOR                          DUE              MONTH         POSTPETITION
-----------------------------------------------------------------------------------------------------
1.   PEGASUS                                            $403,000          $403,000                $0
-----------------------------------------------------------------------------------------------------
2.   REPUBLIC                                           $269,166          $269,166                $0
-----------------------------------------------------------------------------------------------------
3.   PROVIDENT                                          $125,000          $125,000                $0
-----------------------------------------------------------------------------------------------------
4.   COAST BUSINESS                                     $262,000          $262,000                $0
-----------------------------------------------------------------------------------------------------
5.   WELLS FARGO                                              $0                $0                $0
-----------------------------------------------------------------------------------------------------
6.   TOTAL                                            $1,059,166        $1,059,166                $0
-----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-7
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: DECEMBER, 2000

-----------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------
                                                                                       YES          NO
------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                              X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                         X
      LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                        X
      THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                              X
      DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                  X
------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                            X
      PAST DUE?
------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                              X
------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                    X
------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                X
      DELINQUENT?
------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                               X
      REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------
                                                                                       YES          NO
------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                            X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                            X
------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                        PAYMENT AMOUNT
         POLICY               CARRIER                    PERIOD COVERED                   & FREQUENCY
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                 DECEMBER, 2000


ACCRUAL BASIS-1

8.   OTHER  (ATTACH  LIST)                              $ (61,924,601)Reported
                                                   -------------------
        Intercompany Receivables                          (66,445,319)
        Deposits - State Street Bank (TA Air)               3,534,696
        Deposits - Landing & Parking                           57,000
        Deposits - Ventura Aerospace                           65,125
        Deposits - Rent                                       112,723
        Deposits - Misc                                       642,985
        Intangible - Mather                                   108,189
                                                   -------------------
                                                          (61,924,601)Detail
                                                   -------------------
                                                                    - Difference


14.  OTHER  (ATTACH  LIST)                                $ 3,572,846 Reported
                                                   -------------------
        Deposits - Aircraft Leases                          2,320,000
        Intangible - ATAZ STC                               1,252,846
                                                   -------------------
                                                            3,572,846 Detail
                                                   -------------------
                                                                    - Difference


22.  OTHER  (ATTACH  LIST)                               $ 26,068,195 Reported
                                                   -------------------
        Accrued A/P                                        20,952,629
        Deposit held for ATAZ sale                            150,000
        Accrued Salaries & Wages                            1,800,563
        Accrued 401K & Misc PR Deductions                     109,239
        Accrued PR Taxes (FICA)                               119,537
        Accrued Fuel Exp                                    7,845,622
        Accrued Interest                                       17,819
        Accrued Maintenance Reserves                          245,182
        Accrued Fed Income Tax (Post)                      (5,172,396)
                                                   -------------------
                                                           26,068,195 Detail
                                                   -------------------
                                                                    - Difference


27.  OTHER (ATTACH LIST)                                 $ 20,360,550 Reported
                                                   -------------------
        Accrued A/P                                         5,642,226
        Accrued Maintenance Reserves                       10,267,512
        Accrued Fed Income Tax (Pre)                        3,332,363
        Accrued Taxes - Other                                     444
        FINOVA Equip Accrued                                  359,005
        Pegasus Lease Incentive                               759,000
                                                   -------------------
                                                           20,360,550 Detail
                                                   -------------------
                                                                    - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                 DECEMBER, 2000


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                  $40,181,907 Reported
                                                   -------------------
        Aircraft Expense                                   22,979,127
        Maintenance                                         5,376,638
        Fuel                                                 -619,218
        Ops Wages-Flight                                    2,857,612
        Ops Wages-Grnd                                      2,384,824
        Ground Handling                                     4,831,012
        Other Operating Exp                                 2,371,912
                                                   -------------------
                                                           40,181,907 Detail
                                                   -------------------
                                                                    - Difference

#    NON OPERATING INCOME (ATT.  LIST)                        ($2,113)Reported
                                                   -------------------
        Non-Op Income                                          (2,113)Detail
                                                   -------------------
                                                                    - Difference

#    NON OPERATING EXPENSE (ATT.  LIST)                        $2,940 Reported
                                                   -------------------
        Non-Op Expense                                          2,940 Detail
                                                   -------------------
                                                                    - Difference

#    OTHER (ATTACH  LIST)                                  $5,917,022 Reported
                                                   -------------------
        (Gain)/Loss on Sale of Assets                       5,917,022 Detail
                                                   -------------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                                (13,359,301)Reported
                                                   -------------------
        Transfer to Inc - all money sweeps                (13,359,301)Detail
                                                   -------------------
           to KH Inc. Case #400-42141                               - Difference
                                                   -------------------

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                        FOOTNOTES SUPPLEMENT
------------------------------------

------------------------------------
CASE NUMBER: 400-42142-BJH-11                               ACCRUAL BASIS
------------------------------------

                                                          MONTH:  DECEMBER, 2000

-------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS         LINE
 FORM NUMBER          NUMBER                    FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------------
        3                 8      All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
-------------------------------------------------------------------------------------------------------------

        3                 31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-------------------------------------------------------------------------------------------------------------
        4                 6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-------------------------------------------------------------------------------------------------------------
        7                 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
-------------------------------------------------------------------------------------------------------------